UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
        Date of report (Date of earliest event reported): April 25, 2003

                                ----------------

                     Horizon Financial Services Corporation
             (Exact name of registrant as specified in its charter)

                                 ---------------

         Delaware                       0-24036               42-1419757
(State or other jurisdiction of    (Commission File)        (IRS Employer
incorporation or organization)          Number             Identification No.)


                   301 First Avenue East, Oskaloosa, IA 52577
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (641) 673-8328
                                                          -------------------



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                                TABLE OF CONTENTS

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Item 9. Regulation FD Disclosure (information furnished in this Item 9 is furnished under Item 12).


Signatures

Exhibit Index

Exhibit 99.1



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.
          ---------

          The  following Exhibit is being furnished herewith:

          99.1 Registrant's Press Release, dated April 25, 2003.

Item 9. Regulation FD Disclosure (information furnished in this Item 9 is furnished under Item 12).

     In accordance with Securities Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

     On April 25, 2003, the Registrant announced the results of operations and financial position as of, and for the third quarter March 31, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      HORIZON FINANCIAL SERVICES CORPORATION


Date:   April 25, 2003                By: /s/ Robert W. DeCook
      ----------------                ------------------------------------------
                                      Robert W. DeCook
                                      President and Chief Executive Officer







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                                  Exhibit Index
                                  -------------
Exhibit
Number                              Description of Exhibit
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99.1                 Registrant's Press Release dated April 25, 2003